FOR IMMEDIATE RELEASE:	January 21, 2010

SIMMONS FIRST ANNOUNCES FOURTH QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced fourth quarter earnings of $6.8 million, a 21.0% increase over the same period in 2008.  Diluted earnings per share for the quarter ended December 31, 2009 were $0.44, compared to $0.40 for the same period in 2008.  The earnings increase was primarily driven by improvement in net interest margin and non-interest income.

“Our fourth quarter earnings slightly exceeded our expectations and the consensus estimates of our research analysts.  While loan demand continues to be somewhat subdued, we are well positioned to meet both the consumer and business demand as the economy continues to recover.  Our continued focus on customer service was rewarded with a 10.4 % growth in core deposits during 2009.  We ended the year on a very positive note with --- relatively good asset quality, strong liquidity and exceptional capital,” commented J. Thomas May, Chairman and CEO, regarding the Company’s fourth quarter results.

For the year ended December 31, 2009, net income was $25.2 million, or $1.74 diluted earnings per share, compared to $26.9 million, or $1.91 per share for the same period in 2008, a $0.17 decrease.  “During the first quarter of 2008 we recorded earnings of $0.18 per share for nonrecurring items related to Visa, Inc.’s IPO.  Excluding the nonrecurring items, our core earnings per share for the year ended December 31, 2009, increased by $0.01,” explained May.

The Company’s net interest income for the fourth quarter of 2009 increased 6.1% to $25.2 million compared to $23.8 million for the same period of 2008.  Net interest margin increased 7 basis points to 3.77% from the fourth quarter of 2008.

Non-performing assets as a percent of total assets were 1.12% as of December 31, 2009.  Non-performing loans as a percent of total loans were 1.33%.  These ratios include approximately $1.9 million of Government guaranteed student loans that were over 90 days past due at the end of the quarter.  Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 1.05% and non-performing loans as a percent of total loans were 1.25%.  Total loans greater than 30 days past due were 0.81% of total loans compared to 0.82% in the third quarter of 2009.

“While we have experienced an increase in non-performing assets, we continue to have relatively good asset quality.  In fact, our nonperforming asset ratio puts us in the 87th percentile within our peer group,” added May.

The allowance for loan losses was $25.0 million at December 31, 2009, or 1.33% of total loans and 99% of non-performing loans.  The Company’s annualized net charge-off ratio for the fourth quarter of 2009 was 0.75%.  Excluding credit cards, the annualized net charge-off ratio for the fourth quarter was 0.57%.  Annualized net credit card charge-offs for the fourth quarter were 2.41%, a decrease of 17 basis points from the previous quarter, and now more than 800 basis points below the most recently published credit card charge-off industry average of 10.56%.

Total deposits were $2.4 billion and total assets for the Company were $3.1 billion at December 31, 2009.  Stockholders’ equity increased 28.6% to $371 million at December 31, 2009, compared to $289 million at December 31, 2008.  At December 31, 2009, book value per share was $21.72, tangible book value per share was $18.07 and the equity to assets ratio was 12.0%.

“One of the major strengths of our Company is our exceptional level of capital,” continued May.  “We enhanced the strength of our capital during the fourth quarter when we completed a $75 million secondary stock offering, issuing 3,047,500 shares of common stock, which netted $70.5 million in new capital.  The offering bolstered our already strong capital ratios, placing us in the 90th percentile or above in our peer group.  While this offering is dilutive to EPS in the short term, the excess capital positions us to take advantage of unprecedented acquisition opportunities through FDIC assisted transactions of failed banks and future traditional acquisitions of healthy banks.”

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas.  The Company’s eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, January 21, 2010.  Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call.  A replay of the call will be available through 5:00 p.m. Central Time on January 28, 2010, by dialing 1-800-642-1687.  The passcode for the replay is 51159719.  In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties.  Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements.  Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$71,575	$54,176	$53,956	$53,707	$71,801
Interest bearing balances due from banks	282,010	142,714	52,321	43,219	61,085
Federal funds sold	-	12,500	8,300	1,000	6,650
Cash and cash equivalents	353,585	209,390	114,577	97,926	139,536

Investment securities - held-to-maturity	464,061	387,122	352,921	217,443	187,301
Investment securities - available-for-sale	182,854	184,493	277,948	505,349	458,833
Mortgage loans held for sale	8,397	13,355	14,868	9,695	10,336
Assets held in trading accounts	6,886	6,839	6,051	7,510	5,754

Loans	1,874,989	1,925,101	1,943,460	1,917,332	1,933,074
Allowance for loan losses	(25,016)	(25,830)	(25,032)	(24,508)	(25,841)
Net loans	1,849,973	1,899,271	1,918,428	1,892,824	1,907,233

Premises and equipment	78,126	78,674	78,649	78,632	78,904
Foreclosed assets held for sale, net	9,179	6,019	5,147	3,704	2,995
Interest receivable	17,881	19,618	18,131	19,071	20,930
Bank owned life insurance	40,920	40,612	40,319	39,995	39,617
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,769	1,970	2,172	2,373	2,575
Other assets	19,086	7,469	8,015	8,452	8,490

TOTAL ASSETS	$3,093,322	$2,915,437	$2,897,831	$2,943,579	$2,923,109

LIABILITIES
Non-interest bearing transaction accounts	$363,154	$325,594	$324,686	$330,656	$334,998
Interest bearing transaction accounts and savings deposits	1,156,264	1,090,842	1,065,646	1,078,324	1,026,824
Time deposits less than $100,000	492,217	513,696	532,200	550,676	556,118
Time deposits greater than $100,000	420,537	401,137	396,612	409,846	418,393
Total deposits	2,432,172	2,331,269	2,319,144	2,369,502	2,336,333
Federal funds purchased and securities
sold under agreements to repurchase	105,910	96,666	98,146	98,680	115,449
Short-term debt	3,640	3,493	2,647	1,456	1,112
Long-term debt	159,823	161,560	162,726	160,423	158,671
Accrued interest and other liabilities	20,530	24,626	22,953	21,348	22,752
TOTAL LIABILITIES	2,722,075	2,617,614	2,605,616	2,651,409	2,634,317

STOCKHOLDERS' EQUITY
Capital stock	171	140	140	140	140
Surplus	111,694	41,048	40,824	41,901	40,807
Undivided profits	258,620	255,062	250,070	247,228	244,655
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	762	1,573	1,181	2,901	3,190
TOTAL STOCKHOLDERS' EQUITY	371,247	297,823	292,215	292,170	288,792

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,093,322	$2,915,437	$2,897,831	$2,943,579	$2,923,109

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$74,862	$56,953	$57,708	$62,974	$63,005
Interest bearing balances due from banks	292,219	91,832	44,946	54,057	107,211
Federal funds sold	1,280	5,962	9,355	486	14,394
Cash and cash equivalents	368,361	154,747	112,009	117,517	184,610

Investment securities - held-to-maturity	408,431	365,825	288,794	194,100	181,249
Investment securities - available-for-sale	172,290	231,962	404,406	515,648	405,812
Mortgage loans held for sale	8,603	11,063	16,316	13,731	4,661
Assets held in trading accounts	8,260	6,293	5,981	4,213	5,774

Loans	1,898,629	1,957,600	1,923,787	1,917,251	1,948,320
Allowance for loan losses	(26,021)	(25,603)	(25,013)	(25,840)	(25,817)
Net loans	1,872,608	1,931,997	1,898,774	1,891,411	1,922,503

Premises and equipment	78,636	78,763	78,743	78,847	79,048
Foreclosed assets held for sale, net	7,049	5,813	4,362	3,365	3,724
Interest receivable	20,582	19,280	19,161	19,856	22,716
Bank owned life insurance	40,761	40,465	40,161	39,802	39,411
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,869	2,089	2,288	2,491	2,694
Other assets	7,605	5,979	6,945	7,777	7,748

TOTAL ASSETS	$3,055,660	$2,914,881	$2,938,545	$2,949,363	$2,920,555

LIABILITIES
Non-interest bearing transaction accounts	$347,279	$329,427	$328,036	$327,250	$322,540
Interest bearing transaction accounts and savings deposits	1,159,372	1,074,415	1,081,416	1,052,635	1,040,619
Time deposits less than $100,000	507,236	524,367	539,165	558,969	565,219
Time deposits greater than $100,000	412,132	398,208	402,939	414,418	408,764
Total deposits	2,426,019	2,326,417	2,351,556	2,353,272	2,337,142
Federal funds purchased and securities
sold under agreements to repurchase	105,295	100,470	106,288	119,846	116,048
Short-term debt	3,802	3,032	1,802	1,695	3,153
Long-term debt	160,215	161,882	161,065	160,692	159,027
Accrued interest and other liabilities	25,487	25,107	22,566	21,100	20,078
TOTAL LIABILITIES	2,720,818	2,616,908	2,643,277	2,656,605	2,635,448

TOTAL STOCKHOLDERS' EQUITY	334,842	297,973	295,268	292,758	285,107

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,055,660	$2,914,881	$2,938,545	$2,949,363	$2,920,555

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands, except per share data)
INTEREST INCOME
Loans	$28,275	$29,122	$28,017	$28,234	$30,266
Federal funds sold	2	10	14	1	31
Investment securities	5,029	5,089	5,256	6,417	6,749
Mortgage loans held for sale, net of unrealized gains (losses)	119	136	195	158	74
Assets held in trading accounts	7	3	5	5	10
Interest bearing balances due from banks	204	87	70	78	231
TOTAL INTEREST INCOME	33,636	34,447	33,557	34,893	37,361
INTEREST EXPENSE
Time deposits	4,643	5,242	5,975	6,934	7,807
Other deposits	1,866	1,891	1,926	2,569	3,643
Federal funds purchased and securities
sold under agreements to repurchase	172	172	182	243	297
Short-term debt	15	6	6	6	10
Long-term debt	1,719	1,743	1,748	1,748	1,824
TOTAL INTEREST EXPENSE	8,415	9,054	9,837	11,500	13,581
NET INTEREST INCOME	25,221	25,393	23,720	23,393	23,780
Provision for loan losses	2,767	2,789	2,622	2,138	2,751
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	22,454	22,604	21,098	21,255	21,029
NON-INTEREST INCOME
Trust income	1,317	1,361	1,223	1,326	1,524
Service charges on deposit accounts	4,883	4,763	4,571	3,727	4,013
Other service charges and fees	634	642	646	746	659
Income on sale of mortgage loans, net of commissions	834	798	1,361	1,039	530
Income on investment banking, net of commissions	469	598	675	411	246
Credit card fees	3,897	3,745	3,597	3,153	3,435
Premiums on sale of student loans	-	2,047	286	-	-
Bank owned life insurance income	300	293	299	378	389
Other income	597	716	556	679	530
Gain on sale of securities	-	-	144	-	-
TOTAL NON-INTEREST INCOME	12,931	14,963	13,358	11,459	11,326
NON-INTEREST EXPENSE
Salaries and employee benefits	14,619	14,441	14,674	14,583	14,353
Occupancy expense, net	1,898	1,846	1,824	1,889	1,857
Furniture and equipment expense	1,572	1,553	1,527	1,543	1,462
Other real estate and foreclosure expense	161	132	90	70	53
Deposit insurance	687	865	2,557	533	325
Other operating expenses	6,869	7,470	6,279	7,040	6,530
TOTAL NON-INTEREST EXPENSE	25,806	26,307	26,951	25,658	24,580
NET INCOME BEFORE INCOME TAXES	9,579	11,260	7,505	7,056	7,775
Provision for income taxes	2,774	3,600	1,996	1,820	2,149
NET INCOME	$6,805	$7,660	$5,509	$5,236	$5,626
BASIC EARNINGS PER SHARE	$0.44	$0.54	$0.40	$0.37	$0.40
DILUTED EARNINGS PER SHARE	$0.44	$0.54	$0.39	$0.37	$0.40

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands, except per share data)
INTEREST INCOME
Loans	$113,648	$85,373	$56,251	$28,234	$126,079
Federal funds sold	27	25	15	1	748
Investment securities	21,791	16,762	11,673	6,417	27,415
Mortgage loans held for sale, net of unrealized gains (losses)	608	489	353	158	411
Assets held in trading accounts	20	13	10	5	73
Interest bearing balances due from banks	439	235	148	78	1,415
TOTAL INTEREST INCOME	136,533	102,897	68,450	34,893	156,141
INTEREST EXPENSE
Time deposits	22,794	18,151	12,909	6,934	38,226
Other deposits	8,252	6,386	4,495	2,569	14,924
Federal funds purchased and securities
sold under agreements to repurchase	769	597	425	243	2,110
Short-term debt	33	18	12	6	111
Long-term debt	6,958	5,239	3,496	1,748	6,753
TOTAL INTEREST EXPENSE	38,806	30,391	21,337	11,500	62,124
NET INTEREST INCOME	97,727	72,506	47,113	23,393	94,017
Provision for loan losses	10,316	7,549	4,760	2,138	8,646
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	87,411	64,957	42,353	21,255	85,371
NON-INTEREST INCOME
Trust income	5,227	3,910	2,549	1,326	6,230
Service charges on deposit accounts	17,944	13,061	8,298	3,727	15,145
Other service charges and fees	2,668	2,034	1,392	746	2,681
Income on sale of mortgage loans, net of commissions	4,032	3,198	2,400	1,039	2,606
Income on investment banking, net of commissions	2,153	1,684	1,086	411	1,025
Credit card fees	14,392	10,495	6,750	3,153	13,579
Premiums on sale of student loans	2,333	2,333	286	-	1,134
Bank owned life insurance income	1,270	970	677	378	1,547
Other income	2,548	1,951	1,235	679	5,379
Gain on sale of securities	144	144	144	-	-
TOTAL NON-INTEREST INCOME	52,711	39,780	24,817	11,459	49,326
NON-INTEREST EXPENSE
Salaries and employee benefits	58,317	43,698	29,257	14,583	57,050
Occupancy expense, net	7,457	5,559	3,713	1,889	7,383
Furniture and equipment expense	6,195	4,623	3,070	1,543	5,967
Other real estate and foreclosure expense	453	292	160	70	239
Deposit insurance	4,642	3,955	3,090	533	793
Other operating expenses	27,658	20,789	13,319	7,040	24,928
TOTAL NON-INTEREST EXPENSE	104,722	78,916	52,609	25,658	96,360
NET INCOME BEFORE INCOME TAXES	35,400	25,821	14,561	7,056	38,337
Provision for income taxes	10,190	7,416	3,816	1,820	11,427
NET INCOME	$25,210	$18,405	$10,745	$5,236	$26,910
BASIC EARNINGS PER SHARE	$1.75	$1.31	$0.77	$0.37	$1.93
DILUTED EARNINGS PER SHARE	$1.74	$1.30	$0.76	$0.37	$1.91

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands)
Tier 1 capital
Stockholders' equity	$371,247	$297,823	$292,215	$292,170	$288,792
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(51,128)	(51,483)	(51,958)	(52,459)	(53,034)
Unrealized loss (gain) on AFS securities	(762)	(1,573)	(1,181)	(2,901)	(3,190)

Total Tier 1 capital	349,357	274,767	269,076	266,810	262,568

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	5	-	162	186	179
Qualifying allowance for loan losses	24,405	24,754	24,796	24,537	24,827

Total Tier 2 capital	24,410	24,754	24,958	24,723	25,006

Total risk-based capital	$373,767	$299,521	$294,034	$291,533	$287,574

Risk weighted assets	$1,950,227	$1,977,736	$1,981,955	$1,961,351	$1,983,654

Adjusted average assets for leverage ratio	$3,002,275	$2,861,329	$2,883,021	$2,893,210	$2,870,882

Ratios at end of quarter
Equity to assets	12.00%	10.22%	10.08%	9.93%	9.88%
Tangible common equity to tangible assets	10.19%	8.25%	8.09%	7.96%	7.89%
Tier 1 leverage ratio	11.64%	9.60%	9.33%	9.22%	9.15%
Tier 1 risk-based capital ratio	17.91%	13.89%	13.58%	13.60%	13.24%
Total risk-based capital ratio	19.17%	15.14%	14.84%	14.86%	14.50%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$189,154	$175,493	$168,897	$158,503	$169,615
Student loans	114,296	106,080	139,928	143,130	111,584
Other consumer	139,647	144,155	142,040	139,502	138,145
Total consumer	443,097	425,728	450,865	441,135	419,344
Real Estate
Construction	180,759	192,051	197,336	208,664	224,924
Single-family residential	392,208	403,035	401,447	410,315	409,540
Other commercial	596,517	600,436	601,217	588,216	584,843
Total real estate	1,169,484	1,195,522	1,200,000	1,207,195	1,219,307
Commercial
Commercial	168,206	165,747	182,064	187,645	192,496
Agricultural	84,866	125,566	96,526	68,731	88,233
Financial institutions	3,885	4,087	3,598	3,471	3,471
Total commercial	256,957	295,400	282,188	259,847	284,200
Other	5,451	8,451	10,407	9,155	10,223

Total Loans	$1,874,989	$1,925,101	$1,943,460	$1,917,332	$1,933,074

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$254,229	$176,340	$149,698	$33,000	$18,000
Mortgage-backed securities	90	95	98	105	109
State and political subdivisions	208,812	209,757	202,195	183,408	168,262
Other securities	930	930	930	930	930
Total held-to-maturity	464,061	387,122	352,921	217,443	187,301
Available-for-Sale
U.S. Treasury	4,329	4,345	5,058	7,563	6,089
U.S. Government agencies	161,524	162,760	195,236	301,785	351,161
Mortgage-backed securities	2,972	2,998	2,936	3,008	2,879
State and political subdivisions	-	366	486	486	637
FHLB stock	7,477	7,474	7,471	7,376	7,358
Other securities	6,552	6,550	66,761	185,131	90,709
Total available-for-sale	182,854	184,493	277,948	505,349	458,833

Total investment securities	$646,915	$571,615	$630,869	$722,792	$646,134

Fair Value - HTM investment securities	$465,665	$392,450	$353,021	$218,712	$187,320

Investment Securities - QTD Average
Taxable securities	$370,538	$390,226	$498,989	$536,443	$419,682
Tax exempt securities	210,183	207,561	194,211	173,305	162,563

Total investment securities - QTD average	$580,721	$597,787	$693,200	$709,748	$582,245

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,830	$25,032	$24,508	$25,841	$25,548

Loans charged off
Credit cards	1,353	1,363	1,350	1,270	1,033
Other consumer	1,048	652	528	530	697
Real estate	1,245	483	1,389	1,697	517
Commercial	633	378	467	442	761
Total loans charged off	4,279	2,876	3,734	3,939	3,008

Recoveries of loans previously charged off
Credit cards	263	242	201	214	202
Other consumer	118	151	214	190	97
Real estate	141	407	841	4	35
Commercial	176	85	380	60	216
Total recoveries	698	885	1,636	468	550
Net loans charged off	3,581	1,991	2,098	3,471	2,458
Provision for loan losses	2,767	2,789	2,622	2,138	2,751
Balance, end of quarter	$25,016	$25,830	$25,032	$24,508	$25,841

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$18,358	$12,269	$13,217	$12,690	$12,234
Commercial	1,776	1,291	1,611	1,349	668
Consumer	1,860	1,836	1,517	1,563	1,456
Total nonaccrual loans	21,994	15,396	16,345	15,602	14,358
Loans past due 90 days or more
Government guaranteed student loans	1,939	2,258	2,371	2,739	-
Other loans	1,383	1,475	1,147	1,482	1,292
Total loans past due 90 days or more	3,322	3,733	3,518	4,221	1,292
Total non-performing loans	25,316	19,129	19,863	19,823	15,650

Other non-performing assets
Foreclosed assets held for sale	9,179	6,019	5,147	3,704	2,995
Other non-performing assets	20	21	17	12	12
Total other non-performing assets	9,199	6,040	5,164	3,716	3,007

Total non-performing assets	$34,515	$25,169	$25,027	$23,539	$18,657

Ratios
Allowance for loan losses to total loans	1.33%	1.34%	1.29%	1.28%	1.34%
Allowance for loan losses to
non-performing loans	98.81%	135.03%	126.02%	123.63%	165.12%
Non-performing loans to total loans	1.35%	0.99%	1.02%	1.03%	0.81%
Non-performing assets to total assets	1.12%	0.86%	0.86%	0.80%	0.64%
Non-performing assets to total assets
(excluding Gov't guaranteed student loans)	1.05%	0.79%	0.78%	0.71%	0.64%
Annualized net charge offs to total loans	0.75%	0.40%	0.44%	0.73%	0.50%
Annualized net charge offs to total loans
(excluding credit cards)	0.57%	0.19%	0.22%	0.56%	0.36%
Past due loans >30 days (excluding nonaccrual)	0.81%	0.82%	0.58%	0.78%	0.88%

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008

ASSETS

Earning Assets
Interest bearing balances due from banks	0.28%	0.38%	0.62%	0.59%	0.86%
Federal funds sold	0.62%	0.67%	0.60%	0.83%	0.86%
Investment securities	4.30%	4.21%	3.71%	4.28%	5.24%
Mortgage loans held for sale	5.49%	4.88%	4.79%	4.67%	6.32%
Assets held in trading accounts	0.34%	0.19%	0.34%	0.48%	0.69%
Loans	5.92%	5.91%	5.85%	5.98%	6.19%
Total interest earning assets	4.97%	5.31%	5.18%	5.41%	5.73%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.64%	0.70%	0.71%	0.99%	1.39%
Time deposits	2.00%	2.25%	2.54%	2.89%	3.19%
Total interest bearing deposits	1.24%	1.42%	1.57%	1.90%	2.26%
Federal funds purchased and securities
sold under agreement to repurchase	0.65%	0.68%	0.69%	0.82%	1.02%
Short-term debt	1.57%	0.79%	1.34%	1.44%	1.26%
Long-term debt	4.26%	4.27%	4.35%	4.41%	4.56%
Total interest bearing liabilities	1.42%	1.59%	1.72%	2.02%	2.36%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.55%	3.72%	3.46%	3.39%	3.37%
Net interest margin - quarter-to-date	3.77%	3.97%	3.71%	3.68%	3.70%
Net interest margin - year-to-date	3.78%	3.79%	3.70%	3.68%	3.75%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.44	$0.54	$0.39	$0.37	$0.40
Core earnings (excludes nonrecurring items) (non-GAAP)	6,805	7,660	5,509	5,236	5,626
Diluted core earnings per share (non-GAAP)	0.44	0.54	0.39	0.37	0.40
Cash dividends declared per common share	0.19	0.19	0.19	0.19	0.19
Cash dividends declared - amount	3,248	2,668	2,667	2,663	2,653
Return on average stockholders' equity	8.06%	10.20%	7.48%	7.25%	7.85%
Return on tangible equity	10.10%	13.13%	9.73%	9.47%	10.32%
Return on average assets	0.88%	1.04%	0.75%	0.72%	0.77%
Net interest margin (FTE)	3.77%	3.97%	3.71%	3.68%	3.70%
FTE adjustment - investments	1,265	1,253	1,150	1,069	980
FTE adjustment - loans	37	51	53	57	63
Amortization of intangibles	201	201	202	202	202
Amortization of intangibles, net of taxes	127	127	127	127	127
Average shares outstanding	15,432,821	14,042,813	14,021,727	13,991,748	13,959,174
Shares repurchased	-	-	-	-	-
Average price of repurchased shares	-	-	-	-	-
Average earning assets	2,789,712	2,670,537	2,693,585	2,699,486	2,667,421
Average interest bearing liabilities	2,348,052	2,262,374	2,292,675	2,308,255	2,292,830

YEAR-TO-DATE
Diluted earnings per share	$1.74	$1.30	$0.76	$0.37	$1.91
Core earnings (excludes nonrecurring items) (non-GAAP)	25,210	18,405	10,745	5,236	24,352
Diluted core earnings per share (non-GAAP)	1.74	1.30	0.76	0.37	1.73
Cash dividends declared per common share	0.76	0.57	0.38	0.19	0.76
Return on average stockholders' equity	8.26%	8.33%	7.37%	7.25%	9.54%
Return on tangible equity	10.61%	10.80%	9.60%	9.47%	12.54%
Return on average assets	0.85%	0.84%	0.74%	0.72%	0.94%
Net interest margin (FTE)	3.78%	3.79%	3.70%	3.68%	3.75%
FTE adjustment - investments	4,737	3,472	2,219	1,069	3,815
FTE adjustment - loans	198	161	110	57	245
Amortization of intangibles	806	605	404	202	807
Amortization of intangibles, net of taxes	508	381	254	127	508
Average shares outstanding	14,375,323	14,018,949	14,006,820	13,991,748	13,945,249
Average diluted shares outstanding	14,465,718	14,108,546	14,093,163	14,090,246	14,107,943
Average earning assets	2,713,330	2,687,868	2,696,535	2,699,486	2,617,506
Average interest bearing liabilities	2,302,839	2,287,767	2,300,464	2,308,255	2,245,509

END OF PERIOD
Book value per share	$21.72	$21.20	$20.82	$20.85	$20.69
Tangible book value per share	18.07	16.75	16.35	16.35	16.16
Shares outstanding	17,093,931	14,045,631	14,036,274	14,013,839	13,960,680
Full-time equivalent employees	1,091	1,111	1,103	1,097	1,123
Total number of ATM's	93	93	94	94	93
Total number of financial centers	84	84	84	84	84
Parent company only - investment in subsidiaries	303,183	300,946	298,310	297,860	291,392
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2009	2009	2009	2009	2008
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$6,805	$7,660	$5,509	$5,236	$5,626
Nonrecurring items
Mandatory stock redemption gain (Visa)	-	-	-	-	-
Litigation liability (Visa)	-	-	-	-	-
Tax effect (39%)	-	-	-	-	-
Net nonrecurring items	-	-	-	-	-
Core earnings (non-GAAP)	$6,805	$7,660	$5,509	$5,236	$5,626

Diluted earnings per share	$0.44	$0.54	$0.39	$0.37	$0.40
Nonrecurring items
Mandatory stock redemption gain (Visa)	-	-	-	-	-
Litigation liability (Visa)	-	-	-	-	-
Tax effect (39%)	-	-	-	-	-
Net nonrecurring items	-	-	-	-	-
Diluted core earnings per share (non-GAAP)	$0.44	$0.54	$0.39	$0.37	$0.40

YEAR-TO-DATE
Net Income	$25,210	$18,405	$10,745	$5,236	$26,910
Nonrecurring items
Mandatory stock redemption gain (Visa)	-	-	-	-	(2,973)
Litigation liability (Visa)	-	-	-	-	(1,220)
Tax effect (39%)	-	-	-	-	1,635
Net nonrecurring items	-	-	-	-	(2,558)
Core earnings (non-GAAP)	$25,210	$18,405	$10,745	$5,236	$24,352

Diluted earnings per share	$1.74	$1.30	$0.76	$0.37	$1.91
Nonrecurring items
Mandatory stock redemption gain (Visa)	-	-	-	-	(0.21)
Litigation liability (Visa)	-	-	-	-	(0.09)
Tax effect (39%)	-	-	-	-	0.12
Net nonrecurring items	-	-	-	-	(0.18)
Diluted core earnings per share (non-GAAP)	$1.74	$1.30	$0.76	$0.37	$1.73